UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2022

Enhabit, Inc.
(Exact name of Registrant as specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41406	47-2409192
(Commission File Number)	(IRS Employer Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of Principal Executive Offices, Including Zip Code)

(214) 239-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.          Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Separation Agreements

On July 1, 2022, Encompass Health Corporation (“Encompass”) completed the previously announced separation of its home health and hospice business through the distribution (the “Distribution”) of all of the outstanding shares of common stock, par value $0.01 per share, of Enhabit, Inc. (the “Company”) to the stockholders of record of Encompass as of the close of business on June 24, 2022 (the “Record Date”). The Distribution was effective at 12:01 a.m., Eastern Time, on July 1, 2022 (the “Effective Time”). As a result of the Distribution, the Company is now an independent public company, and its common stock is listed under the symbol “EHAB” on the New York Stock Exchange.

In connection with the Distribution, on June 30, 2022, the Company entered into several agreements with Encompass that govern the relationship of the parties following the Distribution, including a Separation and Distribution Agreement, a Transition Services Agreement, a Tax Matters Agreement and an Employee Matters Agreement.

A summary of the material terms of these agreements can be found in the Company’s information statement, dated June 21, 2022 (the “Information Statement”), which is included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Certain Relationships and Related Party Transactions”. These summaries are incorporated by reference into this Item 1.01. The description of the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms of those agreements, which are included as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference into this Item 1.01.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

As previously disclosed, on June 1, 2022, the Company entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, collateral agent and swingline lender, and various other lenders, consisting of a $400 million term loan A facility (the “Term Loan A Facility”) and a $350 million revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan A Facility, the “Credit Facilities”).

On June 30, 2022, in connection with the Distribution, the Company borrowed $400 million under the Term Loan A Facility and $170 million under the Revolving Credit Facility. The Company used the proceeds to finance a cash payment of $566.6 million to Encompass in connection with the Distribution and to pay certain fees and expenses related to the Credit Facilities and related transactions.

A summary of the material terms of the Credit Agreement and the Credit Facilities can be found in the Information Statement included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Description of Certain Material Indebtedness,” which summary is incorporated by reference into this Item 2.03.

Item 5.01. Changes in Control of Registrant.

The Company was a wholly-owned subsidiary of Encompass immediately prior to the Distribution. On July 1, 2022, Encompass completed the Distribution of 100% of the outstanding common stock of the Company to holders of the common stock of Encompass on the Record Date. Encompass stockholders of record received one share of the Company’s common stock for every two shares of Encompass common stock. Following completion of the Distribution, the Company became an independent, publicly-traded company, and Encompass retains no ownership interest in the Company. The description of the Distribution included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Independent Director Appointments

The Board of Directors (the “Board”) of the Company previously expanded its size from eight directors to nine directors, effective immediately prior to the Effective Time. Each of Jeffrey W. Bolton, Erin P. Hoeflinger, and Gregory S. Rush was elected as a director of the Board of the Company as of immediately prior to the Effective Time. On June 30, 2022, effective at the Effective Time, the Board further expanded its size from nine to eleven directors. Each of Tina L. Brown-Stevenson and Susan A. La Monica was appointed as a director of the Board of the Company as of the Effective Time. Leo I. Higdon, Jr., Barbara A. Jacobsmeyer, Yvonne M. Curl, Charles M. Elson, John E. Maupin, Jr. and L. Edward Shaw, Jr., who had previously been appointed to the Board, continue to serve as directors on the Board following the Distribution. Biographical information and compensation information for each of Jeffrey W. Bolton, Erin P. Hoeflinger and Gregory S. Rush, as well as the six directors who were previously appointed to the Board, can be found in the Company’s Information Statement included as Exhibit 99.1 to this Current Report on Form 8-K under the section entitled “Directors,” which is incorporated by reference into this Item 5.02.

As of the Effective Time:

•
Gregory S. Rush was appointed to serve as a member of the Audit Committee of the Board. Leo I. Higdon, Jr., Charles M. Elson and John E. Maupin, Jr. had previously been appointed to serve as members of the Audit Committee of the Board effective as of 12:01 a.m., Eastern Time, on June 23, 2022, and will continue to serve in those capacities following the Distribution, with Leo I. Higdon, Jr. serving as chair of the Audit Committee;

•
Yvonne M. Curl, Leo I. Higdon, Jr., Erin P. Hoeflinger and L. Edward Shaw, Jr. were appointed to serve as members of the Compensation and Human Capital Committee of the Board, and Yvonne M. Curl was appointed to serve as chair of the Compensation and Human Capital Committee;

•
L. Edward Shaw, Jr., Jeffrey W. Bolton, Charles M. Elson and Yvonne M. Curl were appointed to serve as members of the Nominating/Corporate Governance Committee of the Board, and L. Edward Shaw, Jr. was appointed to serve as chair of the Nominating/Corporate Governance Committee;

•
John E. Maupin, Jr., Jeffrey W. Bolton, Yvonne M. Curl and Erin P. Hoeflinger were appointed to serve as members of the Compliance/Quality of Care Committee of the Board, and John E. Maupin, Jr. was appointed to serve as chair of the Compliance/Quality of Care Committee;

•
Charles M. Elson, John E. Maupin, Jr., Gregory S. Rush and L. Edward Shaw, Jr. were appointed to serve as members of the Finance Committee of the Board, and Charles M. Elson was appointed to serve as chair of the Finance Committee; and

•	Leo I. Higdon, Jr. was appointed Chairman of the Board.

Tina L. Brown-Stevenson and Susan A. La Monica have not yet been appointed to any committees of the Board.

There are no arrangements or understandings between any of Jeffrey W. Bolton, Erin P. Hoeflinger, Gregory S. Rush, Tina L. Brown-Stevenson or Susan A. La Monica and any other persons pursuant to which any such newly appointed director was selected as a director of the Company. Jeffrey W. Bolton, Erin P. Hoeflinger, Gregory S. Rush, Tina L. Brown-Stevenson and Susan A. La Monica have not been parties to any transactions required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K. Each of Jeffrey W. Bolton, Erin P. Hoeflinger, Gregory S. Rush, Tina L. Brown-Stevenson and Susan A. La Monica will receive compensation consistent with the Company’s compensation program for non-employee directors which is further described in the Information Statement included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Directors—Nonemployee Director Compensation” which is incorporated by reference in this Item 5.02.

Compensation Plans

The Company adopted the Enhabit, Inc. 2022 Omnibus Performance Incentive Plan, the Enhabit, Inc. Change in Control Benefits Plan and the Enhabit, Inc. Executive Severance Plan, effective as of July 1, 2022. A summary of the Enhabit, Inc. Omnibus Performance Incentive Plan, the Enhabit, Inc. Change in Control Benefits Plan, and the Enhabit, Inc. Executive Severance Plan can be found in the Information Statement in the sections entitled “Enhabit 2022 Omnibus Performance Incentive Plan” and “Compensation Discussion and Analysis―Severance Arrangements”. Such descriptions are incorporated by reference in this Item 5.02.

The descriptions of the foregoing plans contained in the Information Statement are intended to provide a general description only. These descriptions are subject to the detailed terms and conditions of and are qualified in their entirety by reference to the full text of those agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference to this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Distribution, the Company filed a certificate of amendment to the Certificate of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Delaware on June 30, 2022. The Split Amendment increased the number of authorized shares of the common stock of the Company and effected a stock split of the outstanding shares of the common stock of the Company, which stock split became effective as of 11:59 p.m., Eastern Time, on June 30, 2022.

In addition, the Company also filed an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware on June 30, 2022, which became effective as of 12:00 a.m., Eastern Time, on July 1, 2022, and amended and restated its Bylaws (the “Amended and Restated Bylaws”) effective immediately thereafter. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Capital Stock,” which is incorporated by reference into this Item 5.03.

The foregoing descriptions of the Split Amendment, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are not complete and are subject to, and qualified in their entirety by reference to, the complete text of the Split Amendment, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed with this Current Report on Form 8-K as Exhibits 3.1, 3.2 and 3.3, respectively, each of which is incorporated by reference into this Item 5.03.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted a Standards of Business Ethics and Conduct policy effective as of July 1, 2022. A copy of the Company’s Standards of Business Ethics and Conduct policy is available on the Company’s website at www.ehab.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 8.01. Other Events.

On July 1, 2022, the Company issued a press release announcing the completion of the Distribution, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference in this Item 8.01.

Forward-Looking Statements

The information contained herein and in the information statement attached as Exhibit 99.1 hereto include certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, including the timing and effects, such as the tax-free treatment and the incremental costs, of the Distribution and rebranding of the home health and hospice business and its impact on the business models of the Company and Encompass, outlook and guidance, the expected impact of the COVID-19 pandemic on the Company’s and Encompass’s business and financial assumptions, business strategy, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results or model, ability to return value to shareholders, projected capital expenditures, leverage ratio, acquisition opportunities, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections, or forward-looking statements will be realized.

All such estimates, projections, and forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise that information.

You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report and the information statement attached hereto as Exhibit 99.1 as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the Information Statement and Encompass’s Annual Report on Form 10‑K for the year ended December 31, 2021 and Form 10‑Q for the three months ended March 31, 2022, and the Company’s Registration Statement on Form 10. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
2.1	Separation and Distribution Agreement, dated as of June 30, 2022, by and between Encompass Health Corporation and Enhabit, Inc.
2.2	Transition Services Agreement, dated as of June 30, 2022, by and between Encompass Health Corporation and Enhabit, Inc.
2.3	Tax Matters Agreement, dated as of June 30, 2022, by and between Encompass Health Corporation and Enhabit, Inc.
2.4	Employee Matters Agreement, dated as of June 30, 2022, by and between Encompass Health Corporation and Enhabit, Inc.
3.1.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Enhabit, Inc.
3.1.2	Amended and Restated Certificate of Incorporation of Enhabit, Inc.
3.2	Amended and Restated Bylaws of Enhabit, Inc.
10.1	Enhabit, Inc. 2022 Omnibus Performance Incentive Plan
10.2	Enhabit, Inc. Change in Control Benefits Plan
10.3	Enhabit, Inc. Executive Severance Plan
99.1	Information Statement of Enhabit, Inc., dated June 21, 2022 (incorporated by reference to Exhibit 99.1 to Enhabit, Inc.'s Current Report on Form 8-K filed on June 21, 2022)
99.2	Press release issued by Enhabit, Inc, dated July 1, 2022
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
Dated: July 5, 2022

	By:	/s/ Barbara A. Jacobsmeyer
		Name:	Barbara A. Jacobsmeyer
		Title:	President and Chief Executive Officer